UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KYMERA THERAPEUTICS, INC.

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KYMERA THERAPEUTICS, INC.

200 Arsenal Yards Blvd., Suite 230

Watertown, MA 02472

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be held June 16, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders, or Annual Meeting, of Kymera Therapeutics, Inc., will be held online on June 16, 2021 at 8:00 a.m. Eastern Time. Due to the public health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.virtualshareholdermeeting.com/KYMR2021 prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern Time.

The purpose of the Annual Meeting is the following:

1.

To elect three class I directors to our board of directors, to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Stockholders of record at the close of business on April 19, 2021, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the three nominees for class I directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021, as disclosed in the accompanying proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2020, or the 2020 Annual Report. We will mail the Notice of Availability on or about May 1, 2021, and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2020 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.

In order to attend the Annual Meeting virtually, you must register in advance at www.virtualshareholdermeeting.com/KYMR2021 prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern

Time. You will be required to enter the control number provided in the Notice of Availability or the proxy card at www.virtualshareholdermeeting.com/KYMR2021 and beneficial owners of shares held in street name will need to register as well, and additionally must follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy over the Internet or by telephone as described in the instructions included in the Notice of Availability or by signing, dating and returning the proxy card.

By order of the Board of Directors,

/s/ Nello Mainolfi
Nello Mainolfi
President and Chief Executive Officer

Watertown, Massachusetts

April 30, 2021

PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS KYMERA THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	13
CORPORATE GOVERNANCE	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
PRINCIPAL STOCKHOLDERS	32
REPORT OF THE AUDIT COMMITTEE	35
HOUSEHOLDING	36
STOCKHOLDER PROPOSALS	36
OTHER MATTERS	36

KYMERA THERAPEUTICS, INC.

200 Arsenal Yards Blvd., Suite 230

Watertown, MA 02472

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2021

This proxy statement contains information about the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of Kymera Therapeutics, Inc., which will be held on June 16, 2021 at 8:00 a.m. Eastern Time. Due to the public health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.virtualshareholdermeeting.com/KYMR2021 prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern Time. The board of directors of Kymera Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Kymera Therapeutics,” “we,” “us,” and “our” refer to Kymera Therapeutics, Inc. The mailing address of our principal executive office is Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472.

In order to attend the Annual Meeting virtually, you must register in advance at www.virtualshareholdermeeting.com/KYMR2021 prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Internet Availability of Proxy Materials, or Notice of Availability, or the proxy card at www.virtualshareholdermeeting.com/KYMR2021 and beneficial owners of shares held in street name will need to register as well, and also follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the 2021 Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2020 available to stockholders on or about April 30, 2021.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in August 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 16, 2021:

This proxy statement and our 2020 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the SEC’s website at www.sec.gov.

KYMERA THERAPEUTICS, INC

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 30, 2021, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2021 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2020 Annual Report to Stockholders, or the 2020 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about April 30, 2021. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2021 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2020 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2021 Annual Meeting of Stockholders, this proxy statement and our 2020 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on, April 19, 2021.

How many votes can be cast by all stockholders?

There were 45,066,155 shares of our common stock, par value $0.0001 per share, outstanding on April 19, 2021, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting of the Stockholders on June 16, 2021, or the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 30, 2021.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•

By Internet. You may vote at www.virtualshareholdermeeting.com/KYMR2021, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received prior to the commencement of the Annual Meeting.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will be required to provide the control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received prior to the commencement of the Annual Meeting.

•

By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 15, 2021.

•

During the Annual Meeting. To vote during the live webcast of the Annual Meeting, you must first register in advance at www.virtualshareholdermeeting.com/KYMR2021 prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting. Please follow the instructions found on the Notice of Availability, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of Kymera Therapeutics common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/KYMR2021 and enter the control number provided in the Notice of Availability to pre-register for the Annual Meeting prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern Time, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:00 a.m. Eastern Time on June 16, 2021. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received on the morning of the Annual Meeting. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.virtualshareholdermeeting.com/KYMR2021 or by calling the phone number provided in the email received on the morning of the Annual Meeting.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.virtualshareholdermeeting.com/KYMR2021 and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct and will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be posted on www.virtualshareholdermeeting.com/KYMR2021 approximately two weeks prior to the date of the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Second Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fourth Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to the scheduled date of such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2022 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 31, 2021. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I directors are Pamela Esposito, Ph.D., Gorjan Hrustanovic, Ph.D. and Donald W. Nicholson, Ph.D., and their terms will expire at the Annual Meeting;

•	the class II directors are Jeffrey Albers, J.D., MBA, Steven Hall, Ph.D. and Joanna Horobin, M.B., Ch.B., and their terms will expire at the annual meeting of stockholders to be held in 2022; and

•	the class III directors are Bruce Booth, D.Phil., Elena Ridloff, CFA and Nello Mainolfi, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Pamela Esposito, Ph.D., Gorjan Hrustanovic, Ph.D. and Donald W. Nicholson, Ph.D. for election as the class I directors at the Annual Meeting. Each of the nominees are currently directors, and each has indicated a willingness to continue to serve as a director, if elected.

Andrew Hedin, a member of our board of directors and currently a class I director, informed us in March 2021 that he does not intend to stand for reelection at the Annual Meeting. Mr. Hedin’s intention not to stand for reelection was not the result of any disagreement with the us on any matter relating to our operations, policies or practices.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to Kymera Therapeutics and our board of directors.

Nominees for Election as Class I Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 1, 2021.

Name	Positions and Offices Held with Kymera Therapeutics	Director Since	Age
Pamela Esposito, Ph.D.	Director	2020	47
Gorjan Hrustanovic, Ph.D.	Director	2020	32
Donald W. Nicholson, Ph.D.	Director	2017	63

Pamela Esposito, Ph.D. Dr. Esposito has served as a member of our board of directors since September 2020. She has served as Chief Business Officer of Replimune Group, Inc. since 2015. Dr. Esposito is also a member of the board of directors of Accent Therapeutics, a private oncology company. Previous to her position at Replimune, she was Chief Business Officer at Ra Pharmaceuticals, Inc. from 2013 to 2015. As a member of Ra Pharmaceuticals, Inc.’s senior management team, Dr. Esposito played a leadership role in strategy, helping Ra Pharmaceuticals, Inc. transform from a discovery platform to a clinical-stage company. Prior to Ra Pharmaceuticals, Inc., from 2010 to 2011, she was Vice President of Business Development at BioVex Group, Inc. Dr. Esposito earned a Ph.D. in Pharmacology from Tufts University School of Medicine in 2002 and a B.A. in Biochemistry/Molecular Biology from Dartmouth College. We believe Dr. Esposito is qualified to serve on our board of directors because of her extensive experience in the life sciences industry in operational roles for high-growth life science companies.

Gorjan Hrustanovic, Ph.D. Dr. Hrustanovic has served as a member of our board of directors since March 2020. Dr. Hrustanovic is a Managing Director at BVF Partners L.P. where he focuses on biotechnology and therapeutic investments. Dr. Hrustanovic is a member of the board of directors of Olema Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, and serves as a member on the boards of directors of several privately held companies, including Rain Therapeutics, Inc. Dr. Hrustanovic received his B.S. in molecular biology and economics/management science from the University of California, San Diego and a Ph.D. in Biomedical Sciences, Cancer Biology and Cell Signaling from the University of California, San Francisco. We believe Dr. Hrustanovic is qualified to serve as a member of our board of directors due to his experience in the life sciences industry as a venture capitalist and a director.

Donald W. Nicholson, Ph.D. Dr. Nicholson has served as a member of our board of directors since November 2017. Dr. Nicholson is the former chief executive officer of Nimbus Therapeutics, LLC, or Nimbus, serving from August 2014 to October 2018. Prior to joining Nimbus, Dr. Nicholson held various strategic, leadership and operational roles in diverse therapeutic areas, including respiratory, inflammation, immunology, bone, endocrine, urology, infectious disease and neurosciences at Merck from April 1998 to July 2013. Dr. Nicholson has co-authored more than 150 publications in peer-reviewed scientific and medical journals and is internationally recognized for his contributions to the field of apoptotic cell death. He also serves as a member on the board of directors of Generation Bio and is chairman of the board of Disc Medicine, Jnana Therapeutics and NodThera. Dr. Nicholson received his Ph.D. and an Honors B.Sc. degree in Biochemistry from the University of Western Ontario, and trained as a Medical Research Council postdoctoral fellow at the University of Munich in Germany. We believe Dr. Nicholson is qualified to serve as a member of our board of directors due to his extensive experience in leadership positions throughout the life sciences industry and his strong scientific background.

Vote Required and Board of Directors’ Recommendation

The nominees for class I director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as directors, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of class I directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Pamela Esposito, Ph.D., Gorjan Hrustanovic, Ph.D. and Donald W. Nicholson, Ph.D. as the class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2024.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 1, 2021.

Name	Position and Offices Held with Kymera Therapeutics	Director Since	Class and Year in Which Term Will Expire	Age
Jeffrey Albers, J.D., MBA	Director	2020	Class II – 2022	49
Steven Hall, Ph.D.	Director	2017	Class II – 2022	66
Joanna Horobin, M.B., Ch.B.	Director	2018	Class II – 2022	66
Bruce Booth, D.Phil.	Director	2015	Class III – 2023	47
Nello Mainolfi, Ph.D.	Founder, President, Chief Executive Officer and Director	2019	Class III – 2023	42
Elena Ridloff, CFA	Director	2021	Class III – 2023	41

Class II Directors (Term Expires at the 2022 Annual Meeting of Stockholders)

Jeffrey Albers, J.D., MBA. Mr. Albers has served as a member of our board of directors since July 2020. Mr. Albers has more than 15 years of experience bringing important new medicines to patients with cancer and rare diseases in leadership roles in the biopharmaceutical industry. In July 2014, he joined Blueprint Medicines Corp. as Chief Executive Officer and a member of the board of directors. He led the research-stage company through an initial public offering and now to a fully integrated, global biotechnology company. Mr. Albers previously served as President of Algeta ASA from January 2012 to April 2014, where he oversaw the successful commercial launch of a targeted cancer therapy prior to the company’s acquisition by Bayer. Prior to Algeta, he held senior commercial and corporate development positions at Genzyme (now a division of Sanofi) from July 2005 to November 2011, most recently as vice president of the U.S. hematology and oncology business unit. Earlier in his career from 2000 to 2005, Mr. Albers was a life sciences corporate attorney at Mintz Levin Cohn Ferris Glovsky & Popeo. He currently serves on the board of directors of Magenta Therapeutics, Inc., a publicly traded biotechnology company, and is on the Board of Advisors for Life Sciences Cares. He holds a B.S. from Indiana University and an MBA and J.D. from Georgetown University. We believe that Mr. Albers is qualified to serve on our board of directors due to his broad leadership experience in the life sciences industry.

Steven Hall, Ph.D. Dr. Hall has been a member of our board of directors since August 2017. From May 2009 until December 2020, Dr. Hall was employed as a venture capital investor with Lilly Ventures. In addition, Dr. Hall currently serves as President and Chief Executive Officer of Esanex, Inc. Dr. Hall has held multiple research management positions at companies including Serenex, Inc., Eli Lilly and Company, Sphinx Inc, and Bristol Myers Squibb Company. Dr. Hall is the author of more than forty papers and sixty patents. Dr. Hall has served on the board of several privately held life sciences companies, as well as two public companies, Cerulean Inc. and FORMA Therapeutics, Inc. Dr. Hall holds a B.S. in chemistry from Central Michigan University and a Ph.D. in organic chemistry from Massachusetts Institute of Technology. We believe that Dr. Hall is qualified to serve on our board of directors due to his broad experience in the life sciences industry as a venture capitalist, director and senior executive.

Joanna Horobin, M.B., Ch.B. Dr. Horobin has served as a member of our board of directors since May 2018. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., or Idera, a publicly traded clinical-stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications, from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of

Verastem, Inc., a publicly traded biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Dr. Horobin currently serves as a non-executive director of Nordic Nanovector ASA (publicly traded on the Oslo Stock Exchange), a member of the board of directors of Liquidia Corporation, a publicly traded biotechnology company, a member of the board of StemoniX Inc., and chair of the board of directors of iOnctura SA. Dr. Horobin received her medical degree from the University of Manchester, England. We believe Dr. Horobin is qualified to serve on our board of directors due to her extensive industry experience and knowledge in drug development and commercialization.

Class III Directors (Term Expires at the 2023 Annual Meeting of Stockholders)

Bruce Booth, D.Phil. Dr. Booth has served as Chairman of our board of directors and has been a member of our board of directors since September 2015. Dr. Booth was our co-founder, President and Chief Executive Officer from September 2015 to August 2017. Dr. Booth joined Atlas Venture in 2005, and currently serves as a partner of Atlas Venture. Previously, from 2004 to 2005, Dr. Booth was a principal at Caxton Health Holdings L.L.C., a healthcare-focused investment firm, where he focused on the firm’s venture capital activities. Dr. Booth currently serves on the board of several public and privately held companies, including Magenta Therapeutics, Inc., AvroBio, Inc., Nimbus Therapeutics, LLC, HotSpot Therapeutics, Inc., Arkuda Therapeutics, Inc., Vigil Neurosciences, Inc. and Quench Therapeutics, Inc. Dr. Booth previously served on the boards of directors of Miragen Therapeutics, Inc. and Zafgen, Inc. Dr. Booth holds a D.Phil. in molecular immunology from Oxford University’s Nuffield Department of Medicine and a B.S. in biochemistry from Pennsylvania State University. Dr. Booth’s qualifications to sit on our board of directors include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development, and business strategy of multiple start-up companies in the life sciences sector.

Nello Mainolfi, Ph.D. Dr. Mainolfi has served as our co-founder, President, Chief Executive Officer and a member of our board of directors since November 2019. Previously, Dr. Mainolfi served as President and Chief Scientific Officer from June 2019 to November 2019, Chief Scientific Officer from January 2019 to June 2019, Chief Technology Officer from October 2017 to January 2019, and Vice President of Drug Discovery from May 2016 to September 2017. Prior to founding Kymera, Dr. Mainolfi was an entrepreneur in residence at Atlas Venture from January 2016 to June 2018 and has since transitioned to a role as an advisor. From January 2015 to April 2016, Dr. Mainolfi also held various roles at Raze Therapeutics, Inc., including as the Senior Director, Head of Drug Discovery from January 2016 to April 2016 and as Director, Head of Chemistry from January 2015 to January 2016. Prior to that, Dr. Mainolfi worked at the Novartis Institutes for Biomedical Research from October 2007 to January 2015, leading teams to identify multiple novel potential medicines that have entered clinical development across a series of disease areas. Dr. Mainolfi holds a Ph.D. from King’s College, University of London and a BSc from Queen Mary, University of London. We believe Dr. Mainolfi is qualified to serve as a member of our board of directors due to his significant history with the company, as well as his extensive experience in drug development and the life sciences industry.

Elena Ridloff, CFA. Ms. Ridloff has served as a member of our board of directors since March 2021. Ms. Ridloff is presently the Executive Vice President, Chief Financial Officer of ACADIA Pharmaceuticals Inc. (ACADIA), a publicly traded pharmaceutical company. Ms. Ridloff joined ACADIA in April 2018 as Senior Vice President, Investor Relations, where she led investor and financial communications activities, and, since October 2018, Ms. Ridloff has served as Chief Financial Officer. Before that, Ms. Ridloff held various roles at Alexion Pharmaceuticals, Inc. (Alexion), including Executive Director, Investor Relations from April 2014 to January 2016, and Vice President, Investor Relations from January 2016 to March 2018. Ms. Ridloff also served as a member of Alexion’s Operating Committee. While at Alexion, Ms. Ridloff was responsible for building and leading an investor relations function. Prior to joining Alexion, Ms. Ridloff served as the Chief Executive Officer and Managing Member of BIOVISIO, an independent consulting firm providing strategic, financial and investor relations counsel to the life sciences industry, from January 2012 to April 2014. Ms. Ridloff also serves as a member on the board of directors of Kronos Bio, Inc. (Nasdaq: KRON). Ms. Ridloff also spent over a decade as an institutional investor and from July 2005 to January 2012 served as Managing Director at Maverick Capital, a hedge fund, where she was responsible for investments in the biotechnology, pharmaceutical, medical device and life science sectors. Ms. Ridloff earned her B.A. in history and sociology of science from the University of Pennsylvania, and is a Chartered Financial Analyst. We believe Ms. Ridloff is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in the finance and life sciences industries.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Kymera Therapeutics and their ages as of April 1, 2021.

Name	Position Held with Relay Therapeutics	Officer Since	Age
Richard Chesworth, D.Phil.	Chief Scientific Officer	2020	50
Jared Gollob, M.D.	Chief Medical Officer	2018	57
Bruce Jacobs, CFA, MBA	Chief Financial Officer	2019	51

Richard Chesworth, D. Phil. Dr. Chesworth has served as our Chief Scientific Officer since August 2020. Dr. Chesworth has more than 20 years of experience in the pharmaceutical and biotechnology industry and has contributed to the research and development programs of nine different compounds entering clinical trials. In February 2019, Dr. Chesworth joined Third Rock Ventures as an Entrepreneur-In-Residence where he focused on building new drug discovery and development companies. From December 2015 through January 2019, Dr. Chesworth served as Senior Vice President of Research of Epizyme, Inc., or Epizyme, a biopharmaceutical company, where he was responsible for pipeline activities from target selection to IND as well as nonclinical support of clinical candidates. Prior to that, he held various positions at Epizyme, including Vice President of Molecular Discovery, Executive Director of Molecular Discovery and Senior Director of Molecular Discovery. Prior to Epizyme, Dr. Chesworth held the positions of Director of Chemistry at EnVivo (Forum Pharmaceuticals), where he led the medicinal chemistry department, and Principal Scientist. Earlier in his career, from July 2004 to August 2005, Dr. Chesworth worked as a Principal Scientist at Surface Logix, and, from July 1997 to June 2004, at Pfizer working in the cardiovascular and metabolic disease group. Dr. Chesworth holds a BSc in Chemistry from Imperial College of Science, Technology and Medicine at the University of London and a D.Phil. in Chemistry from the University of Oxford.

Jared Gollob, M.D. Dr. Gollob has served as our Chief Medical Officer since September 2018. Prior to joining Kymera, Dr. Gollob was Vice President of Clinical Development and Global Vice President of Medical Affairs for Amyloidosis from June 2012 to August 2018 and Senior Director, Clinical Research from October 2007 to May 2012 at Alnylam Pharmaceuticals, Inc., where he led early and late stage clinical programs in infectious disease, oncology, and amyloidosis that provided that first proof of concept in humans for RNA interference therapeutics. Dr. Gollob has previously held academic positions at Harvard Medical School and Duke University School of Medicine, and was on staff at Dana-Farber Cancer Institute, Beth Israel Deaconess Medical Center and Duke University Medical Center, where he was engaged in both clinical and laboratory research in oncology and immunology. Dr. Gollob received his B.A. and M.D. from Columbia University and completed clinical training in internal medicine and medical oncology at Massachusetts General Hospital and the Dana-Farber Cancer Institute, respectively.

Bruce Jacobs, CFA, MBA. Mr. Jacobs has served as our Chief Financial Officer since July 2019. Mr. Jacobs has more than 25 years of experience in health care financial services, investment banking and equity research. He was previously managing partner for Westfield Capital Management, or Westfield, a Boston-based equity investment firm from April 2004 to June 2019, also serving on Westfield’s management committee and as health care team lead. Mr. Jacobs graduated magna cum laude from the Wharton School of the University of Pennsylvania, earned a MBA from the Harvard Business School and is a Chartered Financial Analyst. Mr. Jacobs currently serves on the board of directors at Boys & Girls Clubs of Boston and on the Board of Advisors for Life Sciences Cares.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS KYMERA THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

Kymera Therapeutics’ stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as Kymera Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021. Ernst & Young LLP has served as Kymera Therapeutics’ independent registered public accounting firm since 2018.

The audit committee is solely responsible for selecting Kymera Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder approval is not required to appoint Ernst & Young LLP as Kymera Therapeutics’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Kymera Therapeutics and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2020 and 2019.

Fee Category	Fiscal Year 2020 ($)	Fiscal Year 2019 ($)
Audit fees(1)	$1,167,116	$259,173
Audit-related fees(2)	—	—
Tax fees(3)	$25,000	—
All other fees(4)	—	—

Total Fees	$1,192,116	$259,173

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering in August 2020, including comfort letters and consents.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees”. There were no audit-related fees in fiscal years 2020 and 2019.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning. There were no tax fees in fiscal years 2020 and 2019.
(4)	There were no other fees for fiscal years 2020 and 2019.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2020 and 2019, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are withheld will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Kymera Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472, Attention: Corporate Secretary. Assuming that biographical and background material have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Global Market, or Nasdaq, rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Nello Mainolfi, Ph.D., are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Mainolfi is not an independent director under these rules because he is currently employed as the chief executive officer of the company.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee is posted on the corporate governance section of our website, https://investors.kymeratx.com/corporate-governance.

The table below shows current membership for each of the standing committees of our board of directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Elena Ridloff, CFA*	Steven Hall, Ph.D.*	Bruce Booth, D.Phil.*

Andrew Hedin	Jeffrey Albers, J.D., MBA	Pamela Esposito, Ph.D.

Joanna Horobin, M.B., Ch.B.	Donald W. Nicholson, Ph.D.	Joanna Horobin, M.B., Ch.B Gorjan Hrustanovic, Ph.D.

*	Denotes committee chair.

Audit Committee

Elena Ridloff, CFA, Andrew Hedin, and Joanna Horobin, M.B., Ch.B. serve on the audit committee, which is chaired by Elena Ridloff, CFA. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Elena Ridloff, CFA as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2020, the audit committee met four times. Effective upon Mr. Hedin’s resignation as a director, our board of directors expects to appoint a new member to the audit committee who is also “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•

monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Steven Hall, Ph.D., Jeffrey Albers, J.D., MBA and Donald W. Nicholson, Ph.D. serve on the compensation committee, which is chaired by Steven Hall, Ph.D. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2020, the compensation committee met two times and acted via written consent two times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our chief executive officer;

•

evaluating the performance of our chief executive officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our chief executive officer and (ii) reviewing and recommending to the board of directors any grants and awards to our chief executive officer under equity-based plans;

•	reviewing and approving the cash compensation of our other executive officers;

•	reviewing and establishing our overall management compensation philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors;

•	preparing our compensation committee report if and when required by SEC rules;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Bruce Booth, D. Phil., Pamela Esposito, Ph.D., Joanna Horobin, M.B., Ch.B. and Gorjan Hrustanovic, Ph.D. serve on the nominating and corporate governance committee, which is chaired by Bruce Booth, D.Phil. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2020, the nominating and corporate governance committee acted via written consent one time. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met six times and acted via written consent seven times during 2020. During 2020, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders during the time we were a public company in 2020.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.kymeratx.com/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairperson of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Kymera Therapeutics

Any interested party with concerns about our company may report such concerns to the board of directors or the chairperson of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Kymera Therapeutics, Inc.

200 Arsenal Yards Blvd., Suite 230

Watertown, Massachusetts 02472

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to Kymera Therapeutics’ legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Kymera Therapeutics’ legal counsel, with independent advisors, with non-management directors, or with Kymera Therapeutics’ management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Kymera Therapeutics regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Kymera Therapeutics has also established a third-party website, https://whistleblowerservices.com/kymeratx, and toll-free telephone number, (877) 306-2141, for the reporting of such activity.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during the year ended December 31, 2020. Nello Mainolfi, Ph.D., our chief executive officer, does not receive any compensation for his services as director and, consequently, is not included in this table. The compensation received by Dr. Mainolfi during 2020 is set forth in the section of this Proxy Statement captioned “Executive Compensation — Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bruce Booth, D. Phil.(2)	26,527	487,543	514,070
Steven Hall, Ph.D.(3)	16,352	487,543	503,895
Andrew Hedin(4)	18,169	487,543	505,712
Joanna Horobin, M.B., Ch.B.(5)	26,612	559,519	586,131
Jeffrey Albers, J.D., MBA(6)	19,556	686,923	706,479
Wei Li, Ph.D.(7)	—	—	—
Donald W. Nicholson, Ph.D.(8)	24,250	559,519	583,769
Christopher O’Donnell, Ph.D.(9)	—	—	—
Gorjan Hrustanovic, Ph.D.(10)	14,172	487,543	501,715
Pamela Esposito, Ph.D.(11)	12,680	720,681	733,361

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to our non-employee directors during the fiscal year ended December 31, 2020, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our non-employee directors upon the exercise of the stock options or any sale of the underlying shares of common stock.

(2)	As of December 31, 2020, Dr. Booth held stock options to purchase 40,127 shares of common stock.
(3)	As of December 31, 2020, Dr. Hall held stock options to purchase 40,127 shares of common stock.
(4)	As of December 31, 2020, Mr. Hedin held stock options to purchase 40,127 shares of common stock.
(5)	As of December 31, 2020, Dr. Horobin held stock options to purchase 130,585 shares of common stock.
(6)	As of December 31, 2020, Mr. Albers held stock options to purchase 71,476 shares of common stock.
(7)	Dr. Li resigned from our board of directors on August 20, 2020.
(8)	As of December 31, 2020, Dr. Nicholson held stock options to purchase 105,329 shares of common stock and 5,788 unvested shares of restricted stock.
(9)	Dr. O’Donnell resigned from our board of directors on August 20, 2020.
(10)	As of December 31, 2020, Dr. Hrustanovic held stock options to purchase 40,127 shares of common stock.
(11)	As of December 31, 2020, Dr. Esposito held stock options to purchase 40,127 shares of common stock.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairperson of each committee receives a higher retainer for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee ($)	Chairperson Annual Fee ($)
Board of Directors	$35,000	$65,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	4,000	8,000

We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

In addition, each new non-employee director elected to our board of directors will be granted an option to purchase 40,127 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest ratably in 36 equal monthly installments following the grant date, subject to the director’s continued service on our board of directors through such vesting date. On the date of each annual meeting of stockholders of our company, each continuing non-employee director will be granted an option to purchase 20,063 shares of our common stock, which will vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, subject to the director’s continued service on our board of directors through such vesting date.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2020 are as follows:

•	Nello Mainolfi, Ph.D., our Founder, President and Chief Executive Officer;

•	Richard Chesworth, D.Phil, our Chief Scientific Officer; and

•	Jared Gollob, M.D., our Chief Medical Officer.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated. On August 20, 2020, we effected a 1-for-1.5949 reverse stock split of our issued and outstanding shares of common stock. Accordingly, all share and per share amounts for all periods presented in this proxy statement have been adjusted retroactively, where applicable, to reflect this reverse stock split.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Nello Mainolfi, Ph.D.	2020	453,619	—	2,845,382	379,000	—	3,678,001
Founder, President and Chief Executive Officer	2019	362,472		1,304,199	142,061	—	1,808,732
Richard Chesworth, Ph.D.	2020	144,946	—	4,329,297	60,000	—	4,534,243
Chief Scientific Officer(1)	—	—	—	—	—	—	—
Jared Gollob, M.D.	2020	383,210	—	875,506	194,000	—	1,452,716
Chief Medical Officer	2019	344,908	—	229,908	113,383	—	688,199

(1)

Dr. Chesworth’s employment with us commenced on August 17, 2020. His annualized base salary for 2020 was $382,000 and the amount reported represents the compensation he received during his partial year of service for fiscal year ended December 31, 2020.

(2)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the fiscal year ended December 31, 2020, calculated in accordance with FASB, ASC, Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 of our consolidated financial statements incorporated by reference into this prospectus. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or any sale of the underlying shares of common stock.

(3)

The amounts reported reflect annual bonuses paid to our named executive officers based on achievement of clinical, scientific and corporate development goals and individual performance for the fiscal year ended December 31, 2020 and 2019.

Narrative to Summary Compensation Table

Our board of directors and compensation committee review compensation annually for our executive officers. In setting executive base salaries and annual incentives and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, annual incentives or long-term incentives.

Our compensation committee is responsible for determining the compensation for all executive officers other than our chief executive officer. Our board of directors, with the recommendation of the compensation committee, is responsible for determining the compensation of our chief executive officer. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the chief executive officer and recommends the compensation for the chief executive officer to our board of directors for approval. Our board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our chief executive officer without members of management present.

In 2020, the compensation committee retained the services of Radford as its external independent compensation consultant. The board of directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate.

Base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and expertise. Base salaries for our named executive officers are reviewed, typically in connection with our annual performance review process, approved by our board of directors, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

At December 31, 2020, the base salaries for each of Dr. Mainolfi, Dr. Chesworth and Dr. Gollob were $541,300, $382,000 and $425,000, respectively.

Annual bonus

Our named executive officers, as well as other executive officers, are eligible to participate in our Senior Executive Cash Incentive Bonus Plan, or the Bonus Plan, which is an annual bonus program intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the compensation committee, which may relate to financial and operational measures or objectives, as well as individual performance objectives. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.

With respect to performance in 2020, the target bonus opportunity as a percentage of base salary for Dr. Mainolfi was 50% and, for each of Dr. Chesworth and Dr. Gollob, was 40%. Our board of directors evaluated the Company’s performance against the corporate objectives for each year and determined that, based on the level of achievement in 2020, each of our named executive officers earned annual bonuses in the amounts as set forth above in the “Summary Compensation Table.”

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. During the fiscal year ended December 31, 2020, we granted our named executive officers certain options to purchase shares of our common stock, as described in more detail in the “Outstanding Equity Awards at 2020 Fiscal Year-end” table below.

401(k) Plan

We participate in a retirement savings plan, or 401(k) plan, that is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. U.S. employees who are at least 21 years of age are generally eligible to participate in the 401(k) plan, subject to certain criteria. We have implemented a safe harbor match under our 401(k) plan of 100% of the first 3% and 50% of the next 2%, for a total match of 4% of the first 5%. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. An employee’s interest in his or her salary deferral contributions, inclusive of the safe harbor match described above, is 100% vested when contributed. We have the ability to make discretionary contributions under the plan but did not make any contributions in 2020 or 2019.

Health and Welfare Benefits

All of our full-time employees, including our named executive officers, are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Outstanding Equity Awards at 2020 Fiscal Year-End Table

The following table presents information regarding all outstanding equity awards held by each of our named executive officers as of December 31, 2020. All equity awards in the table below were granted under our 2018 Stock Option and Grant Plan and 2020 Stock Option and Incentive Plan.

							Option Awards			Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested(1)		Market Value of Shares or Units of Stock that have not Vested ($)
Nello Mainolfi, Ph.D.	5/23/2019	2/7/2019	79,028	(1)	93,396	(1)		2.08	5/22/2029	—		—
	11/14/2019	11/14/2019	168,538	(1)	453,742	(1)	—	2.08	11/13/2029	—		—
	11/14/2019	8/21/2020	292,725	(1)	—	(2)	—	2.08	11/13/2029	—		—
	5/14/2020	5/14/2020	44,804	(1)	262,425	(1)	—	5.33	5/13/2030	—		—
	5/14/2020	8/21/2020	76,493	(1)	—	(2)	—	5.33	5/13/2030	—		—
	8/20/2020	8/20/2020	10,449	(1)	114,950	(1)	—	20.00	8/19/2030	—		—
Richard Chesworth, D.Phil.	8/20/20	8/17/2020	0	(3)	351,119	(3)		20.00	8/19/2030	—		—
Jared Gollob, M.D.	11/1/2018	9/12/2018	—		—		—	—	—	47,051	(4)	2,917,162
	11/1/2018	9/12/2018	39,381	(3)	30,626	(3)	—	1.31	10/31/2028	—		—
	5/23/2019	2/7/2019	63,442	(1)	74,973	(1)	—	2.08	5/22/2029	—		—
	5/14/2020	5/14/2020	12,166	(1)	71,224	(1)	—	5.33	5/13/2030	—		—
	8/20/2020	8/20/2020	4,078	(1)	44,864	(1)	—	20.00	8/19/2030	—		—

(1)

The shares subject to this stock option vest in 48 equal monthly installments following the vesting commencement date, subject to the named executive officer’s continued service with us through the applicable vesting date.

(2)	The shares subject to this stock option vested in full upon the achievement of specified performance criteria on August 21, 2020.
(3)

The shares subject to this stock option vest as to 25% on the first anniversary of the vesting commencement date, and as to the remaining 75% in 36 equal monthly installments following the first anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us through the applicable vesting date.

(4)

The 47,051 shares subject to this restricted stock award vest in equal monthly installments through September 2022, in each case subject to Dr. Gollob’s continued service with us through the applicable vesting date.

Employment Arrangements with Our Named Executive Officers

We have entered into employment agreements with each of our named executive officers. Each of our named executive officers is employed “at will”. In addition, each of our named executive officers previously entered into our standard confidential information, invention assignment, nonsolicitation and noncompetition agreement, which continues to remain in effect and contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.

Nello Mainolfi

On August 25, 2020, we entered into an employment agreement with Dr. Mainolfi, who currently serves as our Founder, President and Chief Executive Officer. Dr. Mainolfi’s current base salary is $568,500, which is subject to periodic review and adjustment, and he will be eligible to earn an annual bonus with a target amount equal to 50% of his base salary. Dr. Mainolfi is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Dr. Mainolfi’s employment agreement provides that Kymera Therapeutics will cause Dr. Mainolfi to be nominated for election to our board of directors and to be recommended to our stockholders for election to our board of directors as long as Dr. Mainolfi remains our Chief Executive Officer. Dr. Mainolfi is also entitled to reimbursement for all reasonable expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect. Dr. Mainolfi’s severance and change in control entitlements are described below under “Severance and Change in Control.”

Richard Chesworth

On August 25, 2020, we entered into an employment agreement with Dr. Chesworth, who currently serves as our Chief Scientific Officer. Dr. Chesworth’s current annual base salary is $387,000, which is subject to periodic review and adjustment, and he will be eligible to earn an annual bonus with a target amount equal to 40% of his base salary. Dr. Chesworth is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Dr. Chesworth is also entitled to reimbursement for all reasonable expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect. Dr. Chesworth’s severance and change in control entitlements are described below under “Severance and Change in Control.”

Jared Gollob

On August 25, 2020, we entered into an employment agreement with Dr. Gollob, who currently serves as our Chief Medical Officer. Dr. Gollob’s current annual base salary is $431,000, which is subject to periodic review and adjustment, and he will be eligible to earn an annual bonus with a target amount equal to 40% of his base salary. Dr. Gollob is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Dr. Gollob is also entitled to reimbursement for all reasonable expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect. Dr. Gollob’s severance and change in control entitlements are described below under “Severance and Change in Control.”

Severance and Change in Control

Pursuant to the employment agreements described above, each of our named executive officers is subject to severance and change in control provisions. Each employment agreement provides that upon (i) a termination of the executive’s employment by us for any reason other than for “cause” (as defined in the respective employment agreement) or (ii) a resignation for “good reason” (as defined in the respective employment agreement), in each case outside of the “change in control period” (i.e., in the case of Dr. Mainolfi, the period beginning 3 months prior to and ending 12 months after, a change in control of the Company (as defined in the respective employment agreement), and in the case of Dr. Chesworth and Dr. Gollob, the period beginning in anticipation of, and ending 12 months after, a change in control of the Company), such executive will be entitled to receive, subject to the execution and delivery of an effective separation agreement and release, which shall include a release of claims in favor of Kymera Therapeutics, (A) in the case of Dr. Mainolfi, an amount equal to the sum of 12 months of Dr. Mainolfi’s then current base salary, and in the case of Dr. Chesworth and Dr. Gollob, an amount equal to the sum of 9 months of each of their respective base salaries, (B) the employer portion of the premiums for health insurance benefits continuation under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for up to 12 months in the case of Dr. Mainolfi and for up to 9 months in the case of Dr. Chesworth and Dr. Gollob and (C) for Dr. Mainolfi, accelerated vesting of 25% of the unvested portion of all stock options and other stock-based awards subject solely to time-based vesting, with such accelerated vesting to be effective as of the later of (y) the date of termination of employment and (z) the effective date of the separation agreement and release.

Each employment agreement also provides that upon (i) a termination of the executive’s employment by us other than for cause or (ii) a resignation for good reason, in each case, within the change in control period described above, the executive will be entitled to receive, subject to the execution and delivery of an effective separation agreement and release, which shall include a release of claims in favor of Kymera Therapeutics, (A) a lump sum payment equal to 1.5x, in the case of Dr. Mainolfi, or 1x, in the case of Dr. Chesworth and Dr. Gollob, the sum of such executive’s then-current annual base salary and target bonus opportunity, in the case of each of (A) and (B), payable or commencing payment within 60 days following the date of termination of employment, (B) the employer portion of the premiums for health insurance benefits continuation under COBRA for up to 18 months for Dr. Mainolfi and for up to 12 months for each of Dr. Chesworth and Dr. Gollob and (C) accelerated vesting of all stock options and any other stock-based awards subject solely to time-based vesting, as of the later of (y) the date of termination of employment and (z) the effective date of the separation agreement and release.

The payments and benefits provided under the applicable employment agreement in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code, and may also subject the applicable named executive officer to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the executive officer.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our named executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	5,832,712	$8.17	3,594,324
Equity compensation plans not approved by security holders	—	—	—

Total	5,832,712	$8.17	3,594,324

(1)	Includes the following plans: our 2018 Stock Option and Grant Plan, our 2020 Stock Option and Incentive Plan and our 2020 Employee Stock Purchase Plan.
(2)

As of December 31, 2020, a total of 3,148,671 shares of our common stock have been reserved for issuance pursuant to the 2020 Stock Option and Incentive Plan, which number excludes the 1,783,691 shares that were added to the plan as a result of the automatic annual increase on January 1, 2021. The 2020 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are cancelled, forfeited or otherwise terminated without being exercised and would otherwise have been returned to the share reserve under the 2018 Stock Option and Grant Plan will be added back to the shares of common stock available for issuance under the 2020 Stock Option and Incentive Plan. The Company no longer makes grants under the 2018 Stock Option and Grant Plan. As of December 31, 2020, a total of 445,653 shares of our common stock have been reserved for issuance pursuant to the 2020 Employee Stock Purchase Plan, which number excludes the 438,898 shares that were added to the plan as a result of the automatic annual increase on January 1, 2021. The 2020 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by the least of (i) 438,898 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the administrator of the 2020 Employee Stock Purchase Plan. The number of shares reserved under the 2020 Employee Stock Purchase Plan is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2019, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2020 and 2019) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Participation in our IPO and Concurrent Private Placement

In August 2020, in connection with our initial public offering, we sold an aggregate of 9,987,250 shares of our common stock, including the full exercise of the underwriters’ over-allotment option to purchase an additional 1,302,720 shares, at a public offering price of $20.00 per share. The aggregate gross proceeds before deducting underwriting discounts and other estimated offering expenses payable by us were approximately $199.8 million. The following table summarizes purchases of our shares of common stock by related persons in connection with our initial public offering.

Stockholder	Shares of Common Stock	Total Purchase Price
BVF Partners L.P. (Affiliated Entities)(1)	1,000,000	$20,000,000

(1)

Funds affiliated with BVF Partners L.P. are holders of five percent or more of our capital stock. Gorjan Hrustanovic, Ph.D. is affiliated with BVF Partners L.P. and is a member of our board of directors.

Concurrent with our initial public offering, we sold 676,354 shares of common stock at $20.00 per share in a private placement to Vertex Pharmaceuticals Incorporated, or Vertex, for aggregate gross proceeds of $13,527,080.

Private Placements of Securities

Series B-1 Convertible Preferred Stock Financing

In May 2019, we sold an aggregate of 3,059,695 shares of our Series B-1 convertible preferred stock to Vertex at a purchase price of $6.5366 per share for aggregate gross proceeds of $20.0 million. Vertex is a holder of five percent or more of our capital stock. We have entered into a Master Collaboration Agreement with Vertex.

Series C Convertible Preferred Stock Financing

In March 2020, we sold an aggregate of 15,527,943 shares of our Series C convertible preferred stock at a purchase price of $6.5366 per share for aggregate gross proceeds of $101.5 million. The following table summarizes purchases of our Series C convertible preferred stock by related persons:

Stockholder	Shares of Series C Preferred Stock	Total Purchase Price
Atlas Venture Opportunity Fund I, L.P.(1)	1,774,624	$11,600,007.24
Bessemer Venture Partners (Affiliated Entities)(2)	336,566	$2,199,997.32
Pfizer Inc.(3)	336,566	$2,199,997.32
6 Dimensions Capital (Affiliated Entities)(4)	336,566	$2,199,997.33
Vertex Pharmaceuticals Incorporated(5)	887,311	$5,799,997.09

(1)

Atlas Venture Fund X, L.P., or Atlas Fund X, and Atlas Venture Opportunity Fund I, L.P., or AVOF I, are holders of five percent or more of our capital stock. Atlas Fund X and AVOF I are affiliate funds of Atlas Venture Life Science Advisors, LLC, or Atlas. Dr. Booth is a partner at Atlas and a member of our board of directors.

(2)

Bessemer Venture Partners IX, L.P., or BVP IX, and Bessemer Venture Partners IX Institutional L.P., or BVP IX Institutional, collectively held five percent or more of our capital stock as of the closing of our Series C Preferred Stock financing. BVP IX and BVP IX Institutional are affiliate funds of Bessemer Venture Partners, or Bessemer. Andrew Hedin is a Principal of Bessemer and a member of our board of directors. Deer IX & Co. L.P., or Deer IX L.P., is the general partner of the Bessemer Entities, and Deer IX & Co. Ltd., or Deer IX Ltd., is the general partner of Deer IX L.P. David J. Cowan, Byron B. Deeter, Robert P. Goodman, Jeremy S. Levine, Adam Fisher and Robert M. Stavis are the directors of Deer IX Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the shares held by the Bessemer Entities are made by the directors of Deer IX Ltd. acting as an investment committee.

(3)	Pfizer, Inc., or Pfizer, was a holder of five percent or more of our capital stock as of the closing of our Series C Preferred Stock financing. Pfizer is an affiliate fund of Pfizer Ventures.
(4)

6 Dimensions Capital, L.P., or 6D Capital, and its affiliate fund, 6 Dimensions Affiliates Fund, L.P., or 6D Affiliates, together were holders of five percent or more of our capital stock as of the closing of our Series C Preferred Stock financing. 6D Capital and 6D Affiliates are affiliate funds of 6 Dimensions Capital.

(5)	Vertex is a holder of five percent or more of our capital stock. We have entered into a Master Collaboration Agreement with Vertex.

Management and Consulting Services

During the year ended December 31, 2019, we received consulting, advisory and related services from Atlas in the amount of $480. Atlas, through its affiliates Atlas Fund X and AVOF I, has a greater than five percent ownership interest in us. Bruce Booth, D.Phil., is a partner at Atlas and a Founder of our company and a member of our board of directors. These consulting fees were paid to Atlas in amounts mutually agreed upon in advance by us and Atlas in consideration of certain strategic and ordinary course business operations services, and such services were provided to us on an as-needed basis, from time to time and at our request, by individuals affiliated with Atlas. Such fees were payable pursuant to invoices submitted to us by Atlas from time to time. None of these consulting fees were paid directly to Dr. Booth. The consulting fees paid to Atlas did not exceed five percent of the consolidated gross revenue of Atlas during the 2019 fiscal year.

Collaboration Agreements

Vertex Collaboration Agreement

On May 9, 2019, we entered into a collaboration agreement with Vertex setting forth a strategic research and development program between the parties to advance small molecule protein degraders against multiple targets. As initial consideration for the collaboration, Vertex paid us $70 million upfront, which amount included a $20 million equity investment in us through the purchase of 3,059,695 shares of our Series B-1 convertible preferred stock. Vertex holds five percent or more of our capital stock.

Participation Agreements

On May 9, 2019, we entered into a participation agreement with Vertex granting Vertex the right to purchase shares of our common stock in a private placement that would close concurrently with our initial public offering and to purchase shares of our common stock in connection with any follow-on offering (as defined in the participation agreement) consummated prior to May 9, 2023. Vertex is a holder of five percent or more of our capital stock.

On March 11, 2020, we entered into participation agreements with funds affiliated with BVF Partners L.P. granting such funds the right to purchase shares of our common stock in connection with any follow-on offering

(as defined in the participation agreement) consummated prior to August 25, 2024. Funds affiliated with BVF Partners L.P. collectively hold five percent or more of our capital stock.

On March 11, 2020, we entered into participation agreements with funds affiliated with Redmile Group, LLC granting such funds the right to purchase shares of our common stock in connection with any follow-on offering (as defined in the participation agreement) consummated prior to August 25, 2024. Funds affiliated with Redmile Group, LLC collectively hold five percent or more of our capital stock.

Agreements with Stockholders

In connection with our Series C convertible preferred stock financing, we entered into investors’ rights, voting and right of first refusal and co-sale agreements as well as management rights letters containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock. The management rights letters provide for certain information rights and rights to consult with our management. These stockholder agreements and the management rights letters terminated upon the closing of our initial public offering in August 2020, except for the registration rights granted under our investors’ rights agreement,

Indemnification Agreements

In connection with our initial public offering in August 2020, we entered into new agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. Prior to our initial public offering in August 2020, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our board of directors prior to their consideration of such transaction, and the transaction was not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approved the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must approve the transaction in good faith.

In connection with our initial public offering in August 2020, we adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. This policy became effective on August 20, 2020. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2021 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock.

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The column entitled “Shares Beneficially Owned” is based on a total of 44,971,050 shares of our common stock outstanding as of March 31, 2021.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of March 31, 2021 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Entities affiliated with Atlas Venture Partners(1)	9,061,668	20.17%
Vertex Pharmaceuticals Incorporated(2)	3,151,121	7.01%
Redmile Group, LLC(3)	2,720,489	6.05%
Entities affiliated with FMR LLC(4)	2,442,060	5.43%
Entities affiliated with BVF Partners L.P.(5)	2,630,662	5.87%
Named Executive Officers, Other Executive Officers, and Directors
Directors:
Nello Mainolfi, Ph.D.(6)	1,196,917	2.61%
Jared Gollob, M.D.(7)	155,363	*
Richard Chesworth, Ph.D.(8)	3,333	*
Jeffrey Albers, J.D., MBA(9)	16,566	*
Bruce Booth, D.Phil.(1)	9,071,699	20.17%
Pamela Esposito, Ph.D.(10)	8,917	*
Steven Hall, Ph.D.(11)	10,031	*
Andrew Hedin(12)	10,031	*
Joanna Horobin, M.B., Ch.B.(13)	61,884	*
Gorjan Hrustanovic, Ph.D.(14)	10,031	*
Donald W. Nicholson, Ph.D.(15)	66,751	*
Elena Ridloff, CFA(16)	2,229	*
All named executive officers, other executive officers and directors as a group (13 persons)(17)	10,770,881	23.28%

*	Represents beneficial ownership of less than one percent.

(1)

Based on a Schedule 13G filed with the SEC on February 16, 2021 by Atlas Venture Fund X, L.P., or Atlas Fund X, Atlas Venture Associates X, L.P., or Atlas Associates X, Atlas Venture Associates X, LLC, or AVA X, Atlas Venture Opportunity Fund I, L.P., or AVOF I, Atlas Venture Associates Opportunity I, L.P., or AVAO I, and Atlas Venture Associates Opportunity I, LLC, or AVAO LLC, consists of (i) 7,948,982 shares of common stock held by Atlas Fund X, and (ii) 1,112,686 shares of common stock held by AVOF I. Atlas Associates X is the general partner of Atlas Fund X, and AVA X is the general partner of Atlas Associates X. AVAO I is the general partner of AVOF I, and AVAO LLC is the general partner of AVAO I. Peter Barrett, Bruce Booth, Jean- François Formela, David Grayzel and Jason Rhodes are the members of AVA X and collectively make investment decisions on behalf of Atlas Fund X. Kevin Bitterman, Bruce Booth, Jean-François Formela, David Grayzel and Jason Rhodes are the members of AVAO LLC and collectively make investment decisions on behalf of AVOF I. As of March 31, 2021, Dr. Booth beneficially owned 10,031 shares of common stock underlying certain call options which will vest within 60 days of March 31, 2021. Dr. Booth is also a member of our board of directors. Dr. Booth disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. The address for Atlas Fund X is 400 Technology Square, 10th Floor, Cambridge, Massachusetts 02139.

(2)

Based on a Schedule 13D filed with the SEC on September 3, 2020 by Vertex Pharmaceuticals Incorporated, or Vertex, consists of 3,151,121 shares of common stock held directly by Vertex. The principal place of business Vertex is 50 Northern Avenue, Boston, Massachusetts 02210.

(3)

Based on a Schedule 13G filed with the SEC on February 16, 2021 by Redmile Group LLC and Jeremy C. Green, consists of 2,720,489 shares of common stock held by certain private investment vehicles and/or separately managed accounts managed by Redmile Group, LLC, which shares of common stock may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The shares may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of Redmile Group, LLC is One Letterman Drive, Building D, Suite D-3-300, San Francisco, CA 94129.

(4)

Based on a Schedule 13G filed with the SEC on February 8, 2021 by FMR LLC and Abigail P. Johnson, consists of 2,442,060 shares of common stock held by FMR LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC, and a member of the Johnson family, who through their ownership of voting common shares and the execution of a shareholders’ voting agreement with respect to FMR LLC, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by Fidelity Management & Research Company LLC, or FMR Co. LLC, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Board of Trustees. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(5)

Based on a Schedule 13D filed with the SEC on August 25, 2020 by Biotechnology Value Fund, L.P., or BVF, BVF I GP LLC, or BVF GP, Biotechnology Value Fund II, L.P., or BVF2, BVF II GP LLC, or BVF2 GP, Biotechnology Value Trading Fund OS LP, or Trading Fund OS, BVF Partners OS Ltd., or Partners OS, BVF GP Holdings LLC, or BVF GPH, BVF Partners L.P., or Partners, BVF Inc., Mark N. Lampert and Gorjan Hrustanovic, consists of (i) 1,359,109 shares of common stock held by BVF, (ii) 1,017,307 shares of common stock held by BVF2, (iii) 181,081 shares of common stock held by Trading Fund OS and (iv) 73,165 shares of common stock held by a certain managed account, or the Partners Managed Account. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 1,359,109 shares of common stock beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 1,017,307 shares of common stock beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 181,081 shares of common stock beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 2,376,416 shares of common stock beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2, Trading Fund OS and the Partners Managed Account and the sole member of Partners OS, may be deemed to beneficially own the 2,630,662 shares of common stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS and held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 2,630,662 shares of common stock beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 2,630,662 shares of common stock beneficially owned by BVF Inc. As of March 31, 2021, Dr. Hrustanovic beneficially owned 10,031 shares of common stock underlying certain call options which will vest within 60 days of March 31, 2021. Dr. Hrustanovic is also a member of our board of directors. Dr. Hrustanovic disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc., Mr. Lampert and Dr. Hrustanovic is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(6)

Consists of (i) 376,199 shares of vested common stock held by Dr. Mainolfi and (ii) 820,718 shares subject to options held by Dr. Mainolfi that are vested and exercisable within 60 days of March 31, 2021.

(7)	Consists of (i) 6,699 shares of vested common stock held by Dr. Gollob and (ii) 148,664 shares subject to options held by Dr. Gollob that are vested and exercisable within 60 days of March 31, 2021.
(8)	Consists of 3,333 shares subject to options held by Dr. Chesworth, that are vested and exercisable within 60 days of March 31, 2021.
(9)	Consists of 16,566 shares subject to options held by Mr. Albers that are vested and exercisable within 60 days of March 31, 2021.
(10)	Consists of 8,917 shares subject to options held by Dr. Esposito that are vested and exercisable within 60 days of March 31, 2021.
(11)	Consists of 10,031 shares subject to options held by Dr. Hall that are vested and exercisable within 60 days of March 31, 2021.
(12)	Consists of 10,031 shares subject to options held by Mr. Hedin that are vested and exercisable within 60 days of March 31, 2021.
(13)	Consists of 61,884 shares subject to options held by Dr. Horobin that are vested and exercisable within 60 days of March 31, 2021.
(14)	Consists of 10,031 shares subject to options held by Dr. Hrustanovic that are vested and exercisable within 60 days of March 31, 2021.
(15)

Consists of (i) 22,098 shares of vested common stock held by Dr. Nicholson and (ii) 44,653 shares subject to options held by Dr. Nicholson that are vested and exercisable within 60 days of March 31, 2021.

(16)	Consists of 2,229 shares subject to options held by Ms. Ridloff that are vested and exercisable within 60 days of March 31, 2021.
(17)

Includes options to purchase 152,502 shares of common stock exercisable within 60 days of March 31, 2021 held by named executive officers and directors, as described in notes 6 through 16 above, as well as Dr. Booth and Bruce Jacobs.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Kymera Therapeutics’ financial statements, (2) Kymera Therapeutics’ compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Kymera Therapeutics’ independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Kymera Therapeutics and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Kymera Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Kymera Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Kymera Therapeutics for the fiscal year ended December 31, 2020. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Kymera Therapeutics be included in Kymera Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF KYMERA THERAPEUTICS, INC.

Elena Ridloff, CFA, Chairperson
Andrew Hedin
Joanna Horobin, M.B., Ch.B.

April 30, 2021

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472, Attention: Corporate Secretary, telephone: 857-285-5300. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 31, 2021. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to the scheduled date of such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was first made. For stockholder proposals to be brought before the 2022 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices not later than March 18, 2022 and no earlier than February 16, 2022. Stockholder proposals and the required notice should be addressed to Kymera Therapeutics, Inc., 200 Arsenal Yards Blvd., Suite 230, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

KYMERA THERAPEUTICS, INC.

200 ARSENAL YARDS BLVD., SUITE 230

WATERTOWN, MA 02472

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KYMR2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than June 15, 2021 to be voted at the annual meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D50891-P50293 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

KYMERA THERAPEUTICS, INC.	For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR the following:	All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect three class I directors to our board of directors, to serve until the 2024 annual meeting of shareholders	☐	☐	☐
and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

Nominees:

01) Pamela Esposito, Ph.D.
02) Gorjan Hrustanovic, Ph.D.
03) Donald W. Nicholson, Ph.D.

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and					☐	☐	☐

NOTE: To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

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D50892-P50293

KYMERA THERAPEUTICS, INC.

Annual Meeting of Shareholders

June 16, 2021 8:00 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Nello Mainolfi and Bruce Jacobs, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of KYMERA THERAPEUTICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, EDT on June 16, 2021, at www.virtualshareholdermeeting.com/KYMR2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side